Exhibit 99.2

Cash Flow Forecast

Overview

18-Month Cash Flow Forecast

	Monthly Summary
	Start Date 8/6/12	Month 1 9/1/12	Month 2 10/1/12	Month 3 11/1/12	Month 4 12/1/12	Month 5 1/1/13	Month 6 2/1/13	Month 7 3/1/13	Month 8 4/1/13	Month 9 5/1/13	Month 10 6/1/13	Month 11 7/1/13	Month 12 8/1/13	Month 13 9/1/13	Month 14 10/1/13	Month 15 11/1/13	Month 16 12/1/13	Month 17 1/1/14	Month 18 2/1/14	18-Month Total
Beginning Cash Balance	$11.9	$24.1	$187.1	$116.3	$100.6	$44.7	$59.3	$81.2	$98.4	$63.8	$81.9	$51.8	$67.1	$79.6	$90.7	$96.0	$102.6	$62.5	$55.5	$11.9

Gross Receipts
Gross Oil Receipts	$36.4	$43.5	$40.7	$56.5	$72.7	$87.0	$84.5	$76.8	$74.4	$73.4	$70.8	$70.0	$69.5	$65.9	$60.7	$57.0	$49.8	$46.2	$43.9	$1,179.7
Gross Gas Receipts	2.2	1.2	1.0	1.4	3.6	5.6	5.8	5.6	5.1	5.3	5.2	5.3	5.2	5.2	5.0	4.8	4.5	3.5	2.8	78.5
Gross NGL Receipts	1.1	1.4	1.3	1.1	3.1	4.7	4.7	4.6	4.2	4.5	4.3	4.4	4.3	4.3	4.2	4.0	3.7	2.8	2.2	64.9

Total Gross Receipts	$39.7	$46.0	$43.0	$59.0	$79.4	$97.3	$95.1	$86.9	$83.7	$83.3	$80.3	$79.7	$79.1	$75.4	$69.9	$65.9	$58.1	$52.5	$48.9	$1,323.1

Less: Escrowed Funds	$3.1	$5.0	$4.7	$4.7	$4.4	$4.4	$4.3	$3.8	$4.0	$3.7	$3.7	$3.5	$3.5	$3.3	$3.1	$1.0	$0.9	$0.9	$0.1	$62.4

Outside Owner Distributions
Total Outside Owner Distributions	$12.2	$2.8	$3.1	$2.8	$5.0	$11.1	$15.8	$15.7	$14.8	$13.6	$14.1	$13.4	$13.5	$12.9	$12.4	$11.5	$10.6	$9.5	$8.1	$202.7

Term Related Production Payments
Total Term Related Production Disbursements	$19.0	$17.6	$25.6	$23.2	$37.4	$29.2	$29.7	$27.6	$25.2	$26.3	$25.0	$24.5	$23.9	$24.8	$23.0	$19.3	$17.6	$13.5	$12.1	$444.7

Net Revenue	$5.4	$20.6	$9.5	$28.2	$32.6	$52.7	$45.3	$39.8	$39.7	$39.6	$37.5	$38.3	$38.3	$34.3	$31.4	$34.0	$29.0	$28.5	$28.5	$613.3

Less: Derivative Settlements	$73.1	$—	$0.6	$1.3	—	$0.3	$0.3	$0.3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$75.9
Less: Lease Operating Disbursements	7.2	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	9.0	8.4	168.6

Pipeline & Platform Disbursements
Less: Gomez Pipeline Obligations	$2.0	$1.0	$1.0	0.9	$0.9	$0.9	$0.8	$0.9	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8	$17.6
Less: Titan Fee (Principal + Interest)	5.5	10.0	5.0	5.0	10.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	5.0	105.5
Less: ATP IP Fees	7.6	1.5	1.6	1.5	1.6	1.6	1.4	1.6	1.5	1.6	1.5	1.6	1.6	1.5	1.6	1.5	1.6	1.6	1.4	35.2

Total: P&P Disbursements	$15.1	$12.5	$7.5	$7.4	$12.5	$7.5	$7.3	$7.4	$7.4	$7.4	$7.4	$7.4	$7.4	$7.4	$7.4	$7.4	$7.4	$7.4	$7.2	$158.3

Net Operating Cash Flow	$(90.1)	$(0.9)	$(7.6)	$10.5	$11..1	$35.9	$28.8	$23.1	$23.3	$23.2	$21.1	$21.9	$21.8	$18.0	$15.0	$17.7	$12.6	$12.1	$12.9	$210.4

Less: General & Administrative	$4.5	$1.2	$3.1	$2.6	$2.8	$2.5	$2.3	$1.6	$3.3	$2.3	$2.4	$3.6	$2.4	$2.0	$2.3	$2.6	$2.8	$2.5	$2.3	$49.1
Less: Netherlands Funding	2.0	—	0.1	—	2.0	—	0.0	—	0.0	—	0.0	—	0.0	—	0.0	—	0.0	—	0.0	4.2
Less: Bankruptcy Fees	22.0	5.1	2.2	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	1.9	8.2	11.1	74.8

Capex Cash Disbursements
Less: Capex	$30.0	$22.0	$35.1	$14.9	$18.5	$10.3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$8.4	$—	$139.2
Less: Abandonment Obligations	2.3	2.5	21.1	6.2	8.1	6.0	2.0	1.7	1.0	1.0	3.8	1.2	5.0	3.0	5.5	6.6	7.9	—	—	84.9

Total Capex	$32.3	$24.5	$56.2	$21.1	$26.6	$16.3	$2.0	$1.7	$1.0	$1.0	$3.8	$1.2	$5.0	$3.0	$5.5	$6.6	$7.9	$8.4	$—	$224.1

Financing Disbursements
Less: 1st Lien Principal + Interest	$372.4	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$372.4
Less: DIP Payments	—	—	—	—	33.1	—	—	—	51.7	—	43.1	—	—	—	—	—	40.3	—	—	167.5
Less: Vendor Deferrals	3.5	1.4	1.4	0.7	0.7	0.7	0.7	0.7	0.7	—	—	—	—	—	—	—	—	—	—	10.4

Total Financing Disbursements	$375.9	$1.4	$1.4	$0.7	$33.7	$0.7	$0.7	$0.7	$51.7	$—	$43.1	$—	$—	$—	$—	$—	$40.3	$—	$—	$550.2

DIP Facility	$539.0	$196.0	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	735.0

Total Cash Flow	$12.2	$162.9	$(70.8)	$(15.7)	$(55.9)	$14.6	$21.9	$17.3	$(34.6)	$18.1	$(30.1)	$15.2	$12.5	$11.1	$5.3	$6.6	$(40.2)	$(7.0)	$(0.6)	$43.0

Ending Cash Balance	$24.1	$187.1	$116.3	$100.6	$44.7	$59.3	$81.2	$98.4	$63.8	$81.9	$51.8	$67.1	$79.6	$90.7	$96.0	$102.6	$62.5	$55.5	$54.9	$54.9

Summary of Reserve Report

Per 6/30 Management Estimates | Pre – NPI / ORRI

($Millions)

	Proved Developed Producing					Non-PDP Proved						Probable
	Reserves					Reserves						Reserves
	Natural Gas (Bcf)	Oil (Mmboe)	NGL (Mmboe)	Total (Mmboe)	PV-10	Natural Gas (Bcf)	Oil (Mmboe)	NGL (Mmboe)	Total (Mmboe)	PV-10	Total Proved PV-10	Natural Gas (Bcf)	Oil (Mmboe)	NGL (Mmboe)	Total (Mmboe)	PV-10	Total Proved + Prob. PV-10
Telemark	3.58	8.55	0.31	9.46	$609.4	26.20	24.37	1.45	30.19	$1,222.0	$1,831.4	11.06	15.38	0.62	17.84	$848.0	$2,679.4
Total Telemark

Gomez	3.22	2.11	0.25	2.90	$147.0	39.96	7.15	3.01	16.82	$441.3	$588.3	9.65	5.80	0.76	8.17	$284.7	$873.0
Total Gomez

Clipper	0.00	0.00	0.00	0.00	$0.0	13.68	5.19	0.77	8.23	$396.4	$396.4	14.44	2.19	0.81	5.40	$232.5	$628.9
GC300

Entrada	0.00	0.00	0.00	0.00	$0.0	2.04	1.52	0.00	1.86	$29.5	$29.5	35.21	4.50	0.00	10.37	$262.0	$291.6
GB 782

Other GOM
Canyon Express	3.92	0.00	0.00	0.65	$(10.4)	20.86	0.03	0.00	3.51	$9.3	$(1.1)	31.57	0.04	0.00	5.31	$25.8	$24.7
Other GOM	0.75	0.49	0.00	0.61	13.8	4.90	1.41	0.00	2.22	57.8	71.6	1.05	1.76	0.00	1.94	69.6	141.2

Total Other GOM	4.67	0.49	0.00	1.27	$3.4	25.76	1.44	0.00	5.73	$67.1	$70.5	32.62	1.81	0.00	7.25	$95.4	$165.9

UK
Cheviot	0.00	0.00	0.00	0.00	$0.0	66.83	21.32	0.00	32.46	$25.5	$25.5	32.29	9.77	0.00	15.16	$583.8	$609.2
Other UK	4.72	0.00	0.00	0.79	20.8	17.78	0.06	0.00	3.02	73.3	94.1	23.12	0.11	0.00	3.96	61.6	155.7

Total UK	4.72	0.00	0.00	0.79	$20.8	84.61	21.38	0.00	35.49	$98.7	$119.6	55.41	9.88	0.00	19.12	$645.3	$764.9

Grand Total	16.19	11.15	0.57	14.41	$780.6	192.25	61.05	5.23	98.32	$2,255.2	$3,035.8	158.38	39.56	2.19	68.15	$2,367.9	$5,403.6